SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (date of earliest event reported): May 9, 2006 (May 3, 2006)

Furniture Brands International, Inc.
(Exact name of Registrant as specified in charter)

Delaware	I-91	43-0337683
(State of Incorporation)	(Commission	(IRS Employer
	File Number)	Identification Number)

101 South Hanley Road, St. Louis, Missouri 63105
(Address of principal executive offices) (zip code)

(314) 863-1100
(Registrant’s telephone number, including area code)

None
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition

On May 3, 2006, the Company announced its financial results for the first quarter of 2006. A copy of the press release is furnished as Exhibit 99(a) to this report and is incorporated herein.

Item 8.01.	Other Events

On May 4, 2006, the Company announced that its Board of Directors declared a quarterly dividend of $0.16 per common share payable May 26, 2006 to shareholders of record at the close of business on May 15, 2006. A copy of the press release is furnished as Exhibit 99(b) to this report and is incorporated herein.

Item 9.01.	Financial Statements and Exhibits

(d)

	99(a)	Press Release issued by the Company, dated May 3, 2006, reporting the Company’s financial results for the first quarter of 2006.

	99(b)	Press Release issued by the Company, dated May 4, 2006, reporting the Company’s quarterly dividend declaration.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Furniture Brands International, Inc.

By:	/s/ Steven W. Alstadt
Steven W. Alstadt
Controller and Chief Accounting Officer

Dated: May 9, 2006

EXHIBIT INDEX

Exhibit No.	Description

99(a)	Press Release issued by the Company, dated May 3, 2006, reporting the Company’s financial results for the first quarter of 2006.

99(b)	Press Release issued by the Company, dated May 4, 2006, reporting the Company’s quarterly dividend declaration.